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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2005

                              ECLIPSYS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-24539                 65-0632092
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       (State or Other               (Commission              (IRS Employer
 Jurisdiction of Incorporation       File Number)          Identification No.)

              1750 Clint Moore Road
               Boca Raton, Florida                                33487
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     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (561) 322-4321


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On July 26, 2005, Eclipsys Corporation announced its financial results for the second quarter and six months ended June 30, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit
99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

            99.1 Press Release entitled "Eclipsys Releases Financial Results for the Second Quarter and Six Months Ended June 30, 2005," issued by the company on July 26, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ECLIPSYS CORPORATION

Date: July 26, 2005                                By: /s/ Robert J. Colletti
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                                                       Robert J. Colletti
                                                       Senior Vice President and
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press release entitled "Eclipsys Releases Financial Results for the Second Quarter and Six Months Ended June 30, 2005," issued by the company on July 26, 2005.